UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 16, 2003

                         CYCLE COUNTRY ACCESSORIES CORP.

           (Exact name of registrant as specified in its charter)

      NEVADA                          333-68570             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)            Identification Number)

                       2188 Highway 86 Milford, Iowa 51351

                     (Address of principal executive offices)

Registrant's telephone number, including area code (712) 338-2701


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ITEM 5. Other Events

On June 16, 2003, Cycle Country Accessories Corporation (the
"Registrant") issued a press release (hereinafter referred to as "Press Release") announcing new developments. Press Release is attached hereto and referenced as Exhibit 99.1.

This press release contains forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements relate to anticipated revenues, gross margins, earnings, and growth of the market for our products. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: uncertainties associated with market acceptance of and demand for the Company's products, impact of competitive products and pricing, dependence on third party suppliers, uncertainties associates with the development of technology, and the dependence on intellectual property rights. Investors are directed to the Company's 2002 annual report, which is available from the Company without charge for a more complete description of the Company's business.


Item 7. Financial Statements and Exhibits

(b) subsequent events. As a result of the net proceeds of the equity financing announced by the company via 8k dated 6/12/2003, the stockholders equity on the company balance sheet increased from $2,122,916 to $4,020,916 pro-forma to the last 10Q for the quarter ended March 31, 2003, filed on May 15, 2003. Pro-forma is attached

(c) Exhibits.

Exhibit 99.1 Press Release dated June 16, 2003


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Cycle Country Accessories Corp. and Subsidiaries
Proforman Condensed Consolidated Balance Sheet
March 31, 2003
(Unaudited)

                                                                                        Pro Forma
                                                                             ----------------------------
                                                                             Issuance of
                                     Assets                                   Preferred          2003
                                                              2003              Stock         as adjusted
Current Assets:                                           ------------       -----------      -----------


   Cash and cash equivalents                              $    221,814                        $   221,814
   Restricted cash                                                      (A)  $ 1,898,000        1,898,000
   Accounts receivable, trade, net                             730,403                            730,403
   Inventories                                               3,196,926                          3,196,926
   Taxes receivable                                             68,358                             68,358
   Deferred income taxes                                        76,251                             76,251
   Prepaid expenses and other                                   59,263                             59,263
                                                          ------------                        -----------
            Total current assets                             4,353,015                          6,251,015


Property, plant, and equipment, net                          2,974,711                          2,974,711
Intangible assets, net                                         222,831                            222,831
Goodwill                                                        41,700                             41,700
Other assets                                                    78,940                             78,940
                                                          ------------       -----------      -----------
                  Total assets                            $  7,671,197         1,898,000      $ 9,569,197
                                                          ============       ===========      ===========


                  Liabilities and Stockholders' Equity

Current Liabilities:
    Accounts payable                                      $    814,654       $       -        $   814,654
    Accrued expenses                                           687,273                            687,273
    Bank line of credit                                        830,000                            830,000
    Accrued interest payable                                     3,120                              3,120
    Current portion of bank note payable                       916,419                            916,419
                                                          ------------       -----------      -----------
           Total current liabilities                         3,251,466               -          3,251,466

Long-Term Liabilities:
    Bank note payable, less current portion                  2,245,027                          2,245,027
    Deferred income taxes                                       51,788                             51,788
                                                          ------------       -----------      -----------
             Total liabilities                               5,548,281               -          5,548,251
                                                          ------------

Stockholders' Equity:
    Preferred stock                                                     (A)          200              200
    Common stock                                                   395                                395
    Additional paid-in capital                               1,726,266  (A)    1,897,800        3,624,066
    Retained earnings (deficit)                                396,255                            396,255
                                                          ------------       -----------       ----------
           Total stockholders' equity                        2,122,916         1,898,000        4,020,916
                                                          ------------       -----------       ----------

Total liabilities and stockholders' equity                $  7,671,197       $ 1,898,000        4,020,916
                                                          ============       ===========       ==========

                                                                                               $9,569,197
                                                                                               ==========


Notes to Unaudited Pro Forma Balance Sheet

Issuance of Preferred Stock
---------------------------

(A) Issuance of 2,000,000 shares of preferred stock, $.0001 par value for $2,000,000 in cash less issuance costs of $102,000 for net received of $1,898,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.
Cycle Country Accessories CORPORATION

Date:June 16, 2003                            By: /s/ Dave Davis
     -------------                                --------------
                                                  Dave Davis CFO


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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------------------------------------------------

99.1              Press Release dated June 16, 2003


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